UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

(Address of principal executive offices) (Zip code)

Robert W. Silva

Huntington Asset Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant’s telephone number, including area code: 317-917-7000

Date of fiscal year end: 6/30

Date of reporting period: 12/31/12

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

IMS Capital Value Fund

IMS Strategic Income Fund

IMS Dividend Growth Fund

Semi-Annual Report

December 31, 2012

Fund Advisor:

IMS Capital Management, Inc.

8995 S.E. Otty Road

Portland, OR 97086

Toll Free (800) 934-5550

IMS CAPITAL VALUE FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS

Dear Fellow Shareholders,

The IMS Capital Value Fund returned +2.43% for the quarter and +3.93% for the six months ended December 31, 2012. The S&P 500 Index, the Fund’s benchmark, returned -0.38% and +5.95% respectively, over the same periods.

We were pleased with the Fund’s strong performance during the quarter, being up a couple percent compared to a small loss for the S&P 500 index, especially since we just implemented some changes to the Fund’s strategy during the last quarter. We opened up the Fund’s strategy to include large cap stocks, rather than continuing to focus primarily on mid cap. So far, the changes have produced some solid gains relative to the market, and we believe that by opening up the Fund’s investments, we have more opportunities to select from and are better equipped to provide consistent returns.

The IMS Capital Value Fund ended the period with 54 holdings and a fairly balanced mix of both mid and large cap stocks. The average market capitalization was $17 billion. Except for a handful of companies, every stock in the Fund pays a dividend, which may provide better stability during down markets than a non-dividend paying portfolio.

The Fund is positioned in sectors and companies that we believe are well-suited for the current, slow economic recovery. The largest sector concentration was Consumer Cyclicals at 16.4%. The second largest sector concentration was Financials at 13.3% and the third largest weighting was Consumer Staples at 12.4%. As you can see, we believe the consumer is well-positioned to make a comeback after 5 years of recession and slow growth.

Our top three performers, during the period June 30, 2012 to December 31, 2012, were First American Financial, +43.22%, Dish Network, +31.0% and Helmerich & Payne, +29.14%. First American Financial, a leading provider of title insurance, surged due the housing recovery. Dish Network, the #2 U.S. Satellite Television provider, posted net subscriber data that was more positive than last year, and the company’s founder, billionaire Charlie Ergen, appears to be gaining traction in his effort to find ways to leverage the firm’s valuable collection of wireless spectrum. The company is also in a competitive bidding situation with Sprint to buy the wireless spectrum assets of Clearwire. Dish paid a special dividend of $1.00 a share on December 28, 2012. The leading U.S. Onshore Driller, Helmerich & Payne, Inc. gained in price as it improved operating margins by 4% to 44.5% with robust revenue growth.

Our top three detractors during the last six months were Ultra Petroleum, the 3rd largest U.S. Natural Gas Producer, which returned -21.41% for the six months ended December 31, 2012 and -17.52% for the fourth quarter because of low natural gas prices. The second underperformer was Dollar Tree Inc., a seller of low cost merchandise, which was down -24.61% for the past six months and -16.01% for the quarter, blaming the weather, fiscal cliff and economic troubles. Teco Energy, an electric utility company in Florida and Guatemala was down -4.76% for the six months and down -4.28% for the quarter. During the fourth quarter, coal sales plunged -24.05% year over year which hurt the company’s revenues.

We continue to seek out undervalued domestic companies, that are down in price, have been seasoned, are in defensive industries, pay a dividend and have a dominant market position. Thank you for investing along side us in the IMS Capital Value Fund as we continue building wealth wisely.

Sincerely,

Carl W. Marker

Portfolio Manager

IMS Capital Value Fund

INVESTMENT RESULTS – (Unaudited)

		Average Annual Total Returns
		(for periods ended December 31, 2012)
	Six Months	One Year	Five Year	10 Year
IMS Capital Value Fund*	3.93%	8.34%	-1.51%	7.33%
S&P 500® Index**	5.95%	16.00%	1.66%	7.10%

Total annual operating expenses for the fiscal year ended June 30, 2012, as disclosed in the Fund’s prospectus, were 1.89% of average daily net assets.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**

The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Comparison of the Growth of a $10,000 Investment in the IMS Capital Value Fund and

the S&P 500® Index for the 10 Years Ended December 31, 2012 (Unaudited)

The chart above assumes an initial investment of $10,000 made on December 31, 2002 and held through December 31, 2012. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS STRATEGIC INCOME FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS

Dear Fellow Shareholders,

The IMS Strategic Income Fund returned +2.30% for the quarter, +7.21% for the six month period and +15.45% for the year ended December 31, 2012. The Barclays Capital Aggregate Bond Index, the Fund’s benchmark, returned +0.21%, +1.80% and +4.22%, respectively. The Fund outperformed its benchmark over all three periods.

2012 marked a year in which volatility moderated compared to 2011. The low interest rate environment and slowly improving economy seemed to motivate investors to gradually begin taking on more risk and move beyond the safety and low yields of short-term U.S. Treasuries, only the highest-rated bonds, money market instruments and cash. These categories made up a very small percentage of the holdings in the IMS Strategic Income Fund due to their historically low yields (often under 1%). The Fund’s holdings are currently more diverse and include more categories of bonds than its benchmark, which is largely comprised of domestic government and corporate bonds. The improving economy and demand for higher yields helped improve the prices of high yield bonds. International economies also generally improved, which helped the prices of international bonds. Finally, the election year and improving economy brought higher prices for equities. Exposure to all three of these areas helped the IMS Strategic Income Fund outperform its benchmark.

In addition, the performance of the individual bonds held by the Fund helped the Fund’s performance. For example, the Credit Agricole 8.375% bonds held by the Fund over the last year, were up 41% in price, as the 2nd largest French bank benefitted from the realization that Europe was no longer headed for collapse. The Petroleos De Venezuela 4.9% bonds owned by the Fund appreciated 22% in price during 2012 as prospects for new leadership in Venezuela brightened. Finally, the Fund’s Gentiva Health Services 11.5% bonds rose 15% in price during the year as the leading provider of home health care services in the U.S. saw improving results. All three of the increases reflect the price appreciation of the bonds only; we also collected interest paid by each bond. Of course not all the bonds owned by the Fund posted gains for the year, but overall the Fund’s individual bond holdings were a positive contributor to the Fund’s performance.

The fiscal cliff, debt ceiling and budget issues in Washington D.C. tested the patience and resolve of many investors, yet throughout the process strong corporate earnings and improving data on jobs, housing and auto sales continued without interruption. Like a year ago, we still are bullish on the economy and see the current recovery gaining steam. High yield bonds tend to perform well when the economy is coming out of a recession, as do income-oriented, equity investments. At year end, over 70% of the Fund’s assets were invested in bonds, both high yield and investment grade, and the balance was invested in a mix of income-producing equity investments such as real estate investment trusts (REITs), preferred stocks, business development companies (BDCs) and high dividend-paying common stocks.

The Fund has consistently paid a monthly dividend for over 10 years now. We place a high priority on continuing to pay dividends and in keeping the monthly payout as steady as possible. We feel that many of the bonds that we own in the Fund will ultimately end up rewarding us in the future as the economy continues to recover and investors begin seeking higher yields.

Going forward, we continue to focus on finding the best balance between high current income, reasonable volatility and moderate appreciation. Our job is to try and be “strategic” by being in the right types of investments at the right times. We thank you for investing along side us in the IMS Strategic Income Fund as we continue building wealth wisely.

Sincerely,

Carl W. Marker

Portfolio Manager

INVESTMENT RESULTS – (Unaudited)

		Average Annual Total Returns
		(for periods ended December 31, 2012)
	Six Months	One Year	Five Year	10 Year
IMS Strategic Income Fund*	7.21%	15.45%	0.03%	3.77%
Barclays Capital Aggregate Bond Index**	1.80%	4.22%	5.95%	5.18%

Total annual operating expenses for the fiscal year ended June 30, 2012, as disclosed in the Fund’s prospectus, were 2.02% of average daily net assets (1.89% after fee waivers/expense reimbursements by the Adviser). The adviser has contractually agreed to cap certain operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses) of the Fund through October 31, 2013.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**	The Barclays Capital Aggregate Bond Index is a widely-used indicator of the bond market. The index is market capitalization-weighted and is made up of U.S. and foreign bonds that are primarily investment grade and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Comparison of the Growth of a $10,000 Investment in the IMS Strategic Income Fund and

the Barclays Capital Aggregate Bond Index for the 10 Years Ended December 31, 2012 (Unaudited)

The chart above assumes an initial investment of $10,000 made on December 31, 2002 and held through December 31, 2012. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS DIVIDEND GROWTH FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS

Dear Fellow Shareholder,

The IMS Dividend Growth Fund returned +3.63% for the quarter and +6.91% for the six months ended December 31, 2012. The S&P 500 Index, the Fund’s benchmark, returned -0.38% and 5.95% respectively, over the same periods. The Fund significantly beat its benchmark during both time periods.

At year end, the Fund was composed of 67% U.S. stocks and 33% International stocks. International stocks outperformed domestic stocks due to improvements in Europe and the Pacific Rim and the devaluation of the U.S. dollar. In terms of diversification by asset class, 43% of the Fund was in large caps, 26% in mid caps, and 31% in small caps. The primary objective of this Fund is to provide capital appreciation and dividend income from companies that provide steady and growing dividends. The Fund is truly all-cap and global in nature.

At year end, the Fund’s top three sector weightings were industrials 17.5%, technology 16.2% and basic materials 14.2%. We believe these sectors will continue to perform well as they did during the fourth quarter. The smallest sector weightings in the Fund were utilities at 1.9% and consumer cyclicals at 6.5%.

Some of the top performers in the Fund during the period included STMicroelectronics N.V. (STM) which posted a +36.21% return for the six months and +35.65% return during the fourth quarter. STM is the world’s second largest analog chipmaker. STM is poised to benefit from increased semiconductor content in the electronic displays of automobiles and the additional sensors needed in electric and hybrid vehicles. Another top performer was a disposal provider of hazardous and radio-active materials, US Ecology, which returned +35.74% for the six months and +10.75% in the fourth quarter. The company has beat quarterly EPS estimates in the past four quarters by an average of 48% and its return on equity for the trailing twelve months is an industry leading 25%. Finally there was PPG Industries which returned +34.93% during the past six months and +13.18% for the last three months of the 2012. Low natural gas prices have benefitted many of the chemical makers as their input costs have been sharply reduced.

Stocks that detracted from the Fund’s performance included BGC Partners, one of the world’s five largest institutional broker dealers in fixed income and derivatives. They had a poor showing of -36.12% for the past six months as they cut their dividend to more sustainable level during the fourth quarter. Earnings were pressured by low trading volumes that were caused by investor risk-aversion and government policies. We believe this stock should perform well going forward due to expected increasing interest rate product trading as investors hedge or speculate on rising interest rates. Another poor performer was Intersections, a provider of subscription based consumer protection services against identity theft or fraud. The stock was down -34.51% for the last six months and -3.42% for the quarter ended December 31, 2012. The underperformance was primarily due to renewed fears of financial regulation and the fact that a major client discontinued selling their product. The company pays a dividend of 8.02%, there is sufficient cash flow to cover future dividend payments and the identity theft market has solid growth prospects.

Looking forward, we believe the demand and appeal of dividend-paying stocks will continue to grow as more and more of the baby boomers hit their late sixties. In a low interest rate environment, owning companies that pay out a significant portion of their profits to shareholders in the form of dividends makes even more sense. The favorable tax treatment of dividends is another reason this category continues to attract investors.

Our job is to identify the companies that are well-positioned to deliver both solid and growing dividends along with some modest share price appreciation. We thank you for investing right alongside us, in the IMS Dividend Growth Fund, as we continue building wealth wisely.

Sincerely,

Carl W. Marker

Portfolio Manager

INVESTMENT RESULTS – (Unaudited)

		Average Annual Total Returns
		(for periods ended December 31, 2012)
	Six Months	One Year	Five Year	10 Year
IMS Dividend Growth Fund*	6.91%	11.65%	-0.11%	4.41%
S&P 500® Index**	5.95%	16.00%	1.66%	7.10%

Total annual operating expenses for the fiscal year ended June 30, 2012, as disclosed in the Fund’s prospectus, were 2.25% of average daily net assets (1.95% after fee waivers/expense reimbursements by the Adviser). The Adviser has contractually agreed to cap certain operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses) of the Fund through October 31, 2013.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**

The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Comparison of the Growth of a $10,000 Investment in the IMS Dividend Growh and

the S&P 500® Index for the 10 Years Ended December 31, 2012 (Unaudited)

The chart above assumes an initial investment of $10,000 made on December 31, 2002 and held through December 31, 2012. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

FUND HOLDINGS – (Unaudited)

[1]	As a percent of net assets.

The investment objective of the IMS Capital Value Fund is long-term growth from capital appreciation and, secondarily, income from dividends and interest. The Capital Value Fund invests primarily in the common stocks of mid-cap and large-cap U.S. companies, with mid-cap companies generally having a total market capitalization of $2 billion to $11 billion and large-cap U.S. companies generally having a total market capitalization greater than $11 billion.

[1]	As a percent of net assets.

The investment objective of the IMS Strategic Income Fund is current income, and a secondary objective of capital appreciation. In pursuing its investment objectives, the Strategic Income Fund generally invests in corporate bonds, government bonds, dividend-paying common stocks, preferred and convertible preferred stocks, income trusts (including business trusts, oil royalty trusts and real estate investment trusts), money market instruments and cash equivalents. The Strategic Income Fund may also invest in structured products, such as reverse convertible notes, a type of structured note. Under normal circumstances, the Strategic Income Fund will invest at least 80% of its assets in dividend paying or other income producing securities.

[1]	As a percent of net assets.

The investment objective of the IMS Dividend Growth Fund is long-term growth from capital appreciation and dividends. The Dividend Growth Fund invests primarily in a diversified portfolio of dividend–paying common stocks. The Dividend Growth Fund’s advisor, IMS Capital Management, Inc., employs a selection process designed to include small-, mid- and large-cap companies with dividend yields and dividend growth rates that exceed the average of the S&P 500® Index.

Availability of Portfolio Schedules – (Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 through December 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is only useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

IMS Funds	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period* July 1, 2012 – December 31, 2012
Capital Value Fund
Actual	$1,000.00	$1,039.34	$10.50
Hypothetical**	$1,000.00	$1,014.90	$10.38
Strategic Income Fund
Actual	$1,000.00	$1,072.05	$10.47
Hypothetical**	$1,000.00	$1,015.10	$10.19
Dividend Growth Fund
Actual	$1,000.00	$1,069.09	$10.18
Hypothetical**	$1,000.00	$1,015.36	$9.92

*	Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period). The annualized expense ratios for the Capital Value Fund, Strategic Income Fund, and the Dividend Growth Fund were 2.04%, 2.01%, and 1.95%, respectively.

**	Assumes a 5% annual return before expenses.

IMS CAPITAL VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited)

COMMON STOCKS – 95.23%	Shares	Fair Value

Consumer Discretionary – 25.23%
Apple, Inc.	1,100	$586,333
D.R. Horton, Inc.	39,000	771,420
DISH Network Corp. – Class A	19,600	713,440
Dollar Tree, Inc. (a)	20,400	827,424
Domino’s Pizza, Inc.	22,200	966,810
H&R Block, Inc.	36,800	683,376
Home Depot, Inc. / The	11,000	680,350
Lennar Corp. – Class A	17,900	692,193
McDonald’s Corp.	6,600	582,186
Newell Rubbermaid, Inc.	26,600	592,382
Service Corporation International	52,600	726,406
Stanley Black & Decker, Inc.	9,000	665,730
Starbucks Corp.	12,700	680,974

		9,169,024

Consumer Staples – 8.47%
Clorox Co. / The	6,800	497,896
Dr. Pepper Snapple Group, Inc.	14,200	627,356
General Mills, Inc.	16,900	682,929
Phillip Morris International, Inc.	7,300	610,572
Proctor & Gamble Co. / The	9,700	658,533

		3,077,286

Energy – 11.79%
Chevron Corp.	5,900	638,026
ConocoPhillips	10,800	626,292
Diamond Offshore Drilling, Inc.	8,850	601,446
Helmerich & Payne, Inc.	11,800	660,918
Peabody Energy Corp.	22,200	590,742
Ultra Petroleum Corp. (a)	25,400	460,502
Valero Energy Corp.	20,700	706,284

		4,284,210

Financials – 9.80%
Federated Investors, Inc.	30,400	614,992
First American Financial Corp.	37,600	905,784
JPMorgan Chase & Co.	17,100	751,887
KeyCorp	82,600	695,492
Wells Fargo & Co.	17,400	594,732

		3,562,887

See accompanying notes which are an integral part of these financial statements.

IMS CAPITAL VALUE FUND

SCHEDULE OF INVESTMENTS – (continued)

December 31, 2012 (Unaudited)

COMMON STOCKS – 95.23% – continued	Shares	Fair Value

Health Care – 9.93%
Abbott Laboratories	8,600	$563,300
Cardinal Health, Inc.	14,100	580,638
Johnson & Johnson	8,400	588,840
Patterson Companies, Inc.	19,600	670,908
WellPoint, Inc.	9,900	603,108
Zimmer Holdings, Inc.	9,000	599,940

		3,606,734

Industrials – 7.10%
Caterpillar, Inc.	8,100	725,598
Cummins, Inc.	5,150	558,003
Republic Services, Inc.	19,800	580,734
Southwest Airlines Co.	69,800	714,752

		2,579,087

Information Technology – 8.74%
Computer Sciences Corp.	18,700	748,935
International Business Machines Corp.	3,000	574,650
Microchip Technology, Inc.	18,800	612,692
Paychex, Inc.	19,400	604,116
Symantec Corp. (a)	33,700	633,897

		3,174,290

Materials – 7.83%
Alcoa, Inc.	80,500	698,740
EI du Pont de Nemours & Co.	12,200	548,634
PPG Industries, Inc.	5,300	717,355
Scotts Miracle-Gro Co. / The – Class A	20,000	881,000

		2,845,729

Telecommunication Services – 1.60%
Verizon Communications, Inc.	13,400	579,818

Utilities – 4.74%
Consolidated Edison, Inc.	11,200	622,048
FirstEnergy Corp.	11,900	496,944
TECO Energy, Inc.	36,100	605,036

		1,724,028

TOTAL COMMON STOCKS (Cost $32,128,331)		34,603,093

REAL ESTATE INVESTMENT TRUSTS – 1.72%
Weyerhaeuser Co.	22,500	625,950

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $463,604)		625,950

See accompanying notes which are an integral part of these financial statements.

IMS CAPITAL VALUE FUND

SCHEDULE OF INVESTMENTS – (continued)

December 31, 2012 (Unaudited)

MONEY MARKET SECURITIES – 3.12%	Shares	Fair Value

Federated Prime Obligations Fund – Institutional Shares, 0.11% (b)	1,134,598	$1,134,598

TOTAL MONEY MARKET SECURITIES (Cost $1,134,598)		1,134,598

TOTAL INVESTMENTS (Cost $33,726,533) – 100.07%		$36,363,641

Liabilities in excess of other assets – (0.07)%		(24,406)

TOTAL NET ASSETS – 100.00%		$36,339,235

(a)	Non-income producing.

(b)	Variable rate security; the rate shown represents the yield at December 31, 2012.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited)

COMMON STOCKS – 19.69%	Shares	Fair Value

Consumer Discretionary – 1.44%
General Electric Co.	25,500	$535,245

Consumer Staples – 2.78%
Altria Group, Inc.	16,100	505,862
Eurofresh Holding Company, Inc. (a) (b) (c) (d)	14,706	–
Philip Morris International, Inc.	6,300	526,932

		1,032,794

Financials – 8.28%
American Capital Agency Corp.	17,100	494,874
Fifth Street Finance Corp.	46,300	482,446
JPMorgan Chase & Co.	12,500	549,625
PennantPark Investment Corp.	50,500	555,247
Prospect Capital Corp.	45,500	494,585
Solar Capital Ltd.	20,800	497,328

		3,074,105

Health Care – 1.49%
Bristol-Myers Squibb Co.	17,000	554,030

Industrials – 4.23%
Diana Containerships, Inc.	259,847	1,569,476

Telecommunication Services – 1.47%
Verizon Communications, Inc.	12,600	545,202

TOTAL COMMON STOCKS (Cost $7,571,027)		7,310,852

REAL ESTATE INVESTMENT TRUSTS – 1.39%
Annaly Capital Management, Inc.	36,800	516,672

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $539,388)		516,672

PREFERRED SECURITIES – 4.84%
Eurofresh Holding Company, Inc. – Series A, 10.000% (a) (b) (c) (d)	147	22,050
GMX Resources, Inc. – Series B, 9.250%	49,250	620,550
Hilton Hotels Corp. – 8.000%	16,820	391,591
US Bancorp – Series G, 6.000%	27,500	762,850

TOTAL PREFERRED SECURITIES (Cost $4,670,006)		1,797,041

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS – (continued)

December 31, 2012 (Unaudited)

CORPORATE BONDS – 41.24%	Principal Amount	Fair Value

AGY Holding Corp., 11.000%, 11/15/2014	$850,000	$408,000
Alcatel-Lucent USA, Inc., 6.450%, 03/15/2029	1,350,000	1,032,750
American Casino and Entertainment Properties, LLC, 11.000%, 06/15/2014	545,000	562,712
Bank of America Corp., 9.000%, 04/16/2027 (e)	650,000	669,500
Beazer Homes USA, 6.875%, 07/15/2015	400,000	403,000
Bridgemill Finance, LLC, 8.000%, 07/15/2017 (b) (d) (f)	1,200,000	792,000
Chrysler Group, 8.000%, 06/15/2019	500,000	547,500
CKE Restaurants, Inc., 11.375%, 07/15/2018	242,000	279,510
Cloud Peak Energy Resources LLC, 8.250%, 12/15/2017	500,000	537,500
Edison Mission Energy, 7.750%, 06/15/2016 (a) (g)	600,000	321,000
Edison Mission Energy, 7.000%, 05/15/2017 (a) (g)	1,000,000	535,000
Gentiva Health Services, 11.500%, 09/01/2018	1,000,000	950,000
Goldman Sachs Group, Inc., 10.000%, 10/31/2022 (e)	500,000	491,515
Marina District Finance, 9.500%, 10/15/2015	775,000	755,625
Molycorp, Inc., 10.000%, 06/01/2020 (f)	750,000	701,250
Morgan Stanley, 9.000%, 07/29/2022 (e)	500,000	529,525
Morgan Stanley, 11.000%, 03/25/2031 (e)	600,000	597,978
Morgan Stanley, 9.000%, 06/30/2031 (e)	900,000	924,750
NII Capital Corp., 7.625%, 04/01/2021	1,100,000	838,750
O&G Leasing, LLC, 10.500%, 09/15/2013 (a) (b) (d) (f) (g)	1,530,000	1,116,900
Plaza Orlando Condo Association, Inc., 5.500%, 05/15/2031 (b) (d) (f)	252,000	136,080
Reddy Ice Corp., 11.250%, 03/15/2015	900,000	922,500
Rotech Healthcare, Inc., 10.500%, 03/15/2018	1,000,000	675,000
Thornton Drilling Co., 5.000%, 06/15/2018 (d) (f)	716,968	587,914

TOTAL CORPORATE BONDS (Cost $17,285,239)		15,316,259

REVERSE CONVERTIBLE BONDS – 4.46%
JPMorgan Chase & Co., 13.950%, 04/09/2013	550,000	555,830
JPMorgan Chase & Co., 16.000%, 04/09/2013	550,000	551,760
UBS AG, 8.550%, 04/09/2013	550,000	549,285

TOTAL REVERSE CONVERTIBLE BONDS (Cost $1,650,000)		1,656,875

MUNICIPAL BONDS – 2.51%
Industry Urban Development Agency, 5.300%, 05/01/2015	400,000	402,276
Peralta California Community College District, 7.309%, 08/01/2031	460,000	530,339

TOTAL MUNICIPAL BONDS (Cost $921,901)		932,615

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS – (continued)

December 31, 2012 (Unaudited)

FOREIGN BONDS DENOMINATED IN US DOLLARS – 21.76%	Principal Amount	Fair Value

Cash Store Financial Services, 11.500%, 01/31/2017 (f)	$1,289,000	$965,617
Ceagro Agricola, Ltd. 10.750%, 05/16/2016 (f)	800,000	784,960
Chukchansi Eco Dev Authority, 9.750%, 05/30/2020 (f)	1,227,650	739,660
Credit Agricole SA, 8.375%, call date 10/13/2019 (e) (f) (h)	1,200,000	1,278,000
Maxcom Telecommunicaciones SAB de CV, Series B, 11.000%, 12/15/2014	790,000	537,200
Newland International Properties Corp., 9.500%, 11/15/2014 (a) (f) (g)	700,000	430,500
Oceanografia SA de CV, 11.250%, 07/15/2015	650,000	500,630
Petroleos de Venezuela SA, Series 2014, 4.900%, 10/28/2014	900,000	862,650
Provincia de Buenos Aires, 9.625%, 04/18/2028 (f)	1,000,000	642,500
Telefonos de Mexico SAB, 8.750%, 01/31/2016	8,000,000	662,418
UPM-Kymmene Oyj Corp., 7.450%, 11/26/2027 (f)	700,000	675,500

TOTAL FOREIGN BONDS DENOMINATED IN US DOLLARS (Cost $9,074,131)		8,079,635

MONEY MARKET SECURITIES – 2.29%	Shares
Federated Prime Obligations Fund – Institutional Shares, 0.11% (e)	849,647	849,647

TOTAL MONEY MARKET SECURITIES (Cost $849,647)		849,647

TOTAL INVESTMENTS (Cost $42,561,339) – 98.18%		$36,459,596

Other assets in excess of liabilities – 1.82%		674,438

TOTAL NET ASSETS – 100.00%		$37,134,034

(a)	Non-income producing.

(b)	This security is currently valued by the Advisor, according to fair value procedures approved by the Trust.

(c)	Security received as part of a bankruptcy. Security is currently unregistered and restricted from sale.

(d)	Security is illiquid at December 31, 2012, at which time the aggregate value of illiquid securities is $2,654,944 or 7.15% of net assets.

(e)	Variable rate security; the rate shown represents the yield at December 31, 2012.

(f)	Security exempted from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	Issue is in default.

(h)	Perpetual Bond – the bond has no maturity date.

See accompanying notes which are an integral part of these financial statements.

IMS DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited)

COMMON STOCKS – 99.18%	Shares	Fair Value

Consumer Discretionary – 8.39%
American Greetings Corp. – Class A	10,510	$177,514
Asia Entertainment & Resources, Ltd.	57,400	175,644
Collectors Universe, Inc.	20,300	203,609
Hasbro, Inc.	4,500	161,550

		718,317

Consumer Staples – 5.12%
British American Tobacco PLC (a)	2,100	212,625
Philip Morris International, Inc.	2,700	225,828

		438,453

Energy – 9.11%
ConocoPhillips	3,150	182,668
Marathon Oil Corp.	6,255	191,778
Royal Dutch Shell PLC (a)	2,400	165,480
Total SA (a)	3,057	158,994
YPF Sociedad Anonima (a)	5,525	80,389

		779,309

Financials – 10.29%
BGC Partners, Inc. – Class A	74,060	256,248
Federated Investors, Inc. – Class B	10,617	214,782
Fidelity National Financial, Inc. – Class A	10,200	240,210
Wells Fargo & Co.	4,950	169,191

		880,431

Health Care – 7.71%
Johnson & Johnson	2,480	173,848
National Healthcare Corp.	5,200	244,504
Sanofi (a)	5,100	241,638

		659,990

Industrials – 17.54%
Diana Containerships, Inc.	33,800	204,152
Healthcare Services Group, Inc.	11,300	262,499
Intersections, Inc.	18,350	173,958
Koninklijke Philips Electronics N.V. (b)	8,585	227,846
Siemens AG (a)	1,925	210,730
US Ecology, Inc.	10,250	241,285
Waste Management, Inc.	5,350	180,509

		1,500,979

See accompanying notes which are an integral part of these financial statements.

IMS DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS – (continued)

December 31, 2012 (Unaudited)

COMMON STOCKS – 99.18% – continued	Shares	Fair Value

Information Technology – 18.03%
CA, Inc.	7,700	$169,246
Ituran Location and Control Ltd.	18,400	249,688
Lexmark International, Inc. – Class A	7,735	179,375
Maxim Integrated Products, Inc.	6,700	196,980
Microchip Technology, Inc.	4,900	159,691
SAIC, Inc.	18,000	203,760
STMicroelectronics N.V. (b)	31,090	225,092
Telecom Corporation of New Zealand Ltd. (a)	17,173	159,022

		1,542,854

Materials – 14.21%
Newmont Mining Corp.	2,900	134,676
PPG Industries, Inc.	1,600	216,560
Quaker Chemical Corp.	4,500	242,370
RPM International, Inc.	7,595	222,989
Sealed Air Corp.	12,130	212,396
Southern Copper Corp.	4,952	187,483

		1,216,474

Telecommunication Services – 6.84%
China Mobile Limited (a)	3,800	223,136
Chorus Ltd. (a)	1	7
Rogers Communications, Inc. – Class B	4,600	209,392
Vodafone Group PLC (a)	6,062	152,702

		585,237

Utilities – 1.94%
Entergy Corp.	2,600	165,750

TOTAL COMMON STOCKS (Cost $8,177,894)		8,487,794

MONEY MARKET SECURITIES – 0.86%
Federated Prime Obligations Fund – Institutional Shares, 0.11% (c)	73,370	73,370

TOTAL MONEY MARKET SECURITIES (Cost $73,370)		73,370

TOTAL INVESTMENTS – LONG – (Cost $8,251,264) – 100.04%		$8,561,164

TOTAL WRITTEN OPTIONS – (Premiums Received $12,400) – (0.01)%		$(530)

Liabilities in excess of other assets – (0.03)%		(2,998)

TOTAL NET ASSETS – 100.00%		$8,557,636

All securities held are pledged as collateral for the Fund’s line of credit.

(a)	American Depositary Receipt.

(b)	New York Registry.

(c)	Variable rate security; the rate shown represents the yield at December 31, 2012.

See accompanying notes which are an integral part of these financial statements.

IMS DIVIDEND GROWTH FUND

SCHEDULE OF WRITTEN OPTIONS

December 31, 2012 (Unaudited)

WRITTEN CALL OPTIONS – (0.01)%	Outstanding Contracts	Fair Value

Industrials – (0.01)%
Waste Management, Inc. / January 2013 / Strike $35.00 (a)	(53)	$(530)

TOTAL WRITTEN CALL OPTIONS (Premiums Received $12,400) – (0.01)%		$(530)

(a)	The call contract has a multiplier of 100 shares.

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2012 (Unaudited)

	IMS Capital Value Fund	IMS Strategic Income Fund	IMS Dividend Growth Fund
Assets
Investments in securities:
At cost	$33,726,533	$42,561,339	$8,251,264

At fair value	$36,363,641	$36,459,596	$8,561,164
Dividends receivable	38,274	125,132	12,131
Receivable for Fund shares purchased	55	–	–
Prepaid expenses	12,916	14,268	4,399
Interest receivable	41	496,883	5
Reclaims receivable	–	2,501	571

Total assets	36,414,927	37,098,380	8,578,270

Liabilities
Written call options at fair value (premiums received $12,400)	–	–	530
Payable to Advisor (a)	37,903	33,885	5,909
Accrued expenses	10,378	9,049	11,792
Payable to administrator (a)	15,511	10,319	1,767
Payable for Fund shares redeemed	7,615	2,317	–
Payable to trustees and officers	2,511	4,193	52
Payable to custodian (a)	1,774	4,483	584

Total liabilities	75,692	64,246	20,634

Net Assets	$36,339,235	$37,034,134	$8,557,636

Net Assets consist of:
Paid in capital	$47,324,753	$81,643,778	$11,331,943
Accumulated undistributed net investment income (loss)	(31,444)	134,776	(47,367)
Accumulated net realized gain (loss) on investments	(13,591,182)	(38,702,790)	(3,048,710)
Net unrealized appreciation (depreciation) on:
Investment securities	2,637,108	(6,041,064)	309,900
Foreign currency	–	(566)	–
Written options	–	–	11,870

Net Assets	$36,339,235	$37,034,134	$8,557,636

Shares outstanding (unlimited number of shares authorized, no par value)	2,330,434	5,950,990	841,017

Net asset value and offering price per share	$15.59	$6.22	$10.18

Redemption price per share (b)	$15.51	$6.19	$10.13

(a)	See Note 5 in the Notes to the Financial Statements.

(b)	The redemption price per share reflects a redemption fee of 0.50% on shares redeemed within 90 days of purchase.

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS

STATEMENTS OF OPERATIONS

For the Six Months Ended December 31, 2012 (Unaudited)

	IMS Capital Value Fund	IMS Strategic Income Fund	IMS Dividend Growth Fund
Investment Income
Dividend income (net of foreign withholding tax of $0, $1,960 and $7,008, respectively)	$496,033	$827,584	$225,403
Interest income	2,672	1,288,090	134

Total Income	498,705	2,115,674	225,537

Expenses
Investment Advisor fees (a)	235,372	222,082	53,473
Administration expenses (a)	76,182	61,380	10,544
Transfer agent expenses (a)	23,975	11,419	13,442
Registration expenses	11,432	13,276	4,204
Audit expenses	6,805	10,162	7,389
Custodian expenses (a)	5,163	12,068	1,742
CCO expenses	6,792	5,916	1,440
Legal expenses	13,293	11,037	2,424
Trustee expenses	7,398	5,084	1,521
Printing expenses	5,646	4,147	1,247
Other expenses (overdraft fees)	101	489	2
Pricing expenses	1,600	3,016	1,633
Insurance expenses	2,674	1,831	458
Miscellaneous expenses	1,620	1,421	1,227
Line of credit expenses	576	907	79

Total expenses	398,629	364,235	100,825
Less: Fees waived by Advisor (a)	–	(9,801)	(17,734)

Net expenses	398,629	354,434	83,091

Net Investment Income (Loss)	100,076	1,761,240	142,446

Realized & Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investment securities	(2,377,903)	(295,459)	37,190
Change in unrealized appreciation (depreciation) on investment securities and foreign currency	3,772,835	1,012,294	390,269
Change in unrealized appreciation (depreciation) on options contracts	–	–	3,446

Net realized and unrealized gain (loss) on investment securities	1,394,932	716,835	430,905

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,495,008	$2,478,075	$573,351

(a)	See Note 5 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

STATEMENT OF CASH FLOWS

For the Six Months Ended December 31, 2012 (Unaudited)

Increase/(Decrease) in Cash
Cash flows from operating activities:
Net increase in net assets resulting from operations	$2,478,075

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Accretion of discount/Amortization of premium, net	(87,071)
Purchase of investment securities	(55,028,717)
Proceeds from disposition of long term securities	52,268,332
Purchases of short term securities, net	(1,689,467)
Increase in receivable for investments sold	2,185,132
Decrease in dividends and interest receivable	92,812
Increase in prepaid expenses	(5,941)
Decrease in reclaim receivable	(2,501)
Decrease in payable to Advisor	(842)
Decrease in accrued expenses and expenses payable	(17,602)
Net realized loss on investment securities	295,459
Change in unrealized appreciation (depreciation) on investments	(1,012,294)

Net cash provided by operating activities	(524,625)

Cash flows from financing activities:
Proceeds from shares purchased	4,815,070
Amount paid for shares redeemed	(4,108,729)
Cash distributions paid	(181,716)

Net cash used in financing activities	524,625

Net change in cash	$–

Cash balance at June 30, 2012	$–

Cash balance at December 31, 2012	$–

*	Non cash financing activities not included herein consist of reinvestment of dividends of $2,950,444 and redemptions payable of $8,662.

*	Interest paid by the Fund for outstanding balances on the line of credit amounted to $601.

See accompanying notes which are an integral part of these financial statements.

IMS CAPITAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months ended December 31, 2012 (Unaudited)	Year ended June 30, 2012
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$100,076	$(218,332)
Net realized gain (loss) on investment securities	(2,377,903)	(1,294,363)
Change in unrealized appreciation (depreciation) on investment securities	3,772,835	(5,837,485)

Net increase (decrease) in net assets resulting from operations	1,495,008	(7,350,180)

Capital Share Transactions
Proceeds from shares purchased	1,362,319	2,995,275
Amount paid for shares redeemed	(6,805,140)	(14,874,929)
Proceeds from redemption fees	3,597	4,063

Net increase (decrease) in net assets resulting from share transactions	(5,439,224)	(11,875,591)

Total Increase (Decrease) in Net Assets	(3,944,216)	(19,225,771)

Net Assets
Beginning of period	40,283,451	59,509,222

End of period	$36,339,235	$40,283,451

Accumulated undistributed net investment income (loss) included in net assets at end of period	$(31,444)	$(131,520)

Capital Share Transactions
Shares purchased	88,629	195,690
Shares issued in reinvestment of distributions	–	–
Shares redeemed	(444,910)	(986,561)

Net increase (decrease) in capital shares	(356,281)	(790,871)

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months ended December 31, 2012 (Unaudited)	Year ended June 30, 2012
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$1,761,240	$3,389,847
Net realized gain (loss) on investment securities	(295,459)	(1,849,577)
Change in unrealized appreciation (depreciation) on investment securities and foreign currency	1,012,294	(2,950,671)

Net increase (decrease) in net assets resulting from operations	2,478,075	(1,410,401)

Distributions
From net investment income	(1,638,477)	(3,282,175)
Return of capital	–	(50,649)

Total distributions	(1,638,477)	(3,332,824)

Capital Share Transactions
Proceeds from shares purchased	4,812,357	6,712,725
Reinvestment of distributions	1,456,761	2,950,444
Amount paid for shares redeemed	(4,102,383)	(13,819,822)
Proceeds from redemption fees	1,381	2,737

Net increase (decrease) in net assets resulting from share transactions	2,168,116	(4,153,916)

Total Increase (Decrease) in Net Assets	3,007,714	(8,897,141)

Net Assets
Beginning of period	34,026,420	42,923,561

End of period	$37,034,134	$34,026,420

Accumulated undistributed net investment income included in net assets at end of period	$134,776	$12,013

Capital Share Transactions
Shares purchased	781,007	1,078,780
Shares issued in reinvestment of distributions	236,271	479,641
Shares redeemed	(660,479)	(2,194,100)

Net increase (decrease) in capital shares	356,799	(635,679)

See accompanying notes which are an integral part of these financial statements.

IMS DIVIDEND GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months ended December 31, 2012 (Unaudited)	Year ended June 30, 2012
Increase in Net Assets due to:
Operations
Net investment income	$142,446	$206,766
Net realized gain (loss) on investment securities	37,190	360,373
Change in unrealized appreciation (depreciation) on investment securities and written options	393,715	(485,892)

Net increase in net assets resulting from operations	573,351	81,247

Distributions
From net investment income	(194,518)	(171,284)

Total distributions	(194,518)	(171,284)

Capital Share Transactions
Proceeds from shares purchased	985,534	2,101,256
Reinvestment of distributions	194,457	171,098
Amount paid for shares redeemed	(881,984)	(2,923,447)
Proceeds from redemption fees	1	341

Net increase (decrease) in net assets resulting from share transactions	298,008	(650,752)

Total Increase (Decrease) in Net Assets	676,841	(740,789)

Net Assets
Beginning of period	7,880,795	8,621,584

End of period	$8,557,636	$7,880,795

Accumulated undistributed net investment income included in net assets at end of period	$(47,367)	$4,705

Capital Share Transactions
Shares purchased	100,276	218,211
Shares issued in reinvestment of distributions	19,267	17,858
Shares redeemed	(88,098)	(301,814)

Net increase (decrease) in capital shares	31,445	(65,745)

See accompanying notes which are an integral part of these financial statements.

IMS CAPITAL VALUE FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each period

	Six Months ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Selected Per Share Data
Net asset value, beginning of year	$14.99	$17.11	$12.69	$11.20	$18.26	$22.83

Income from investment operations
Net investment income (loss)	0.04	(0.07)	(0.12)	(0.04)	0.04	(0.02)
Net realized and unrealized gain (loss) on investments	0.56	(2.05)	4.54	1.58	(5.46)	(3.62)

Total from investment operations	0.60	(2.12)	4.42	1.54	(5.42)	(3.64)

Less Distributions to shareholders:
From net investment income	–	–	–	(0.05)	–	–
From net realized gain	–	–	–	–	(1.64)	(0.93)

Total distributions	–	–	–	(0.05)	(1.64)	(0.93)

Paid in capital from redemption fees (a)	–	–	–	–	–	–

Net asset value, end of period	$15.59	$14.99	$17.11	$12.69	$11.20	$18.26

Total Return (b)	3.93%	(12.39)%	34.83%	13.72%	(29.20)%	(16.18)%
Ratios and Supplemental Data
Net assets, end of period (000)	$36,339	$40,283	$59,509	$57,532	$74,076	$134,805
Ratio of expenses to average net assets	2.04%	1.87%	1.85%	1.78%	1.67%	1.51%
Ratio of net investment income (loss) to average net assets	0.51%	(0.46)%	(0.71)%	(0.31)%	0.32%	(0.11)%
Portfolio turnover rate	113.15%	98.21%	126.11%	14.75%	16.04%	45.94%

(a)	Redemption fees resulted in less than $0.005 per share.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each period

	Six Months ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Selected Per Share Data
Net asset value, beginning of year	$6.08	$6.89	$6.50	$5.34	$8.88	$11.44

Income from investment operations
Net investment income (loss)	0.31	0.62	0.62	0.56	0.67	0.88
Net realized and unrealized gain (loss) on investments	0.12	(0.82)	0.38	1.17	(3.51)	(2.32)

Total from investment operations	0.43	(0.20)	1.00	1.73	(2.84)	(1.44)

Less Distributions to shareholders:
From net investment income	(0.29)	(0.60)	(0.58)	(0.56)	(0.69)	(0.89)
From net realized gain	–	–	–	–	–	(0.23)
Tax return of capital	–	(0.01)	(0.03)	(0.01)	(0.01)	–

Total distributions	(0.29)	(0.61)	(0.61)	(0.57)	(0.70)	(1.12)

Paid in capital from redemption fees (a)	–	–	–	–	–	–

Net asset value, end of period	$6.22	$6.08	$6.89	$6.50	$5.34	$8.88

Total Return (b)	7.21%	(2.59)%	15.88%	32.97%	(32.44)%	(13.33)%
Ratios and Supplemental Data
Net assets, end of period (000)	$37,034	$34,026	$42,924	$42,351	$33,877	$81,981
Ratio of expenses to average net assets	2.01%	2.01%	1.97%	2.01%	1.77%	1.59%
Ratio of expenses to average net assets before waiver & reimbursement	2.06%	2.01%	1.97%	2.01%	1.83%	1.59%
Ratio of net investment income to average net assets	9.96%	9.90%	9.05%	8.98%	10.58%	8.76%
Ratio of net investment income to average net assets before waiver & reimbursement	9.91%	9.90%	9.05%	8.98%	10.52%	8.76%
Portfolio turnover rate	177.23%	392.81%	400.03%	467.90%	91.23%	53.00%

(a)	Redemption fees resulted in less than $0.005 per share in each period.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

IMS DIVIDEND GROWTH FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each period

	Six Months ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012		Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Selected Per Share Data
Net asset value, beginning of year	$9.73	$9.85		$7.93	$7.38	$11.29	$14.33

Income from investment operations
Net investment income (loss)	0.17	0.25		0.15	0.10	0.08	0.25
Net realized and unrealized gain (loss) on investments	0.51	(0.17)		1.90	0.55	(3.11)	(1.98)

Total from investment operations	0.68	0.08		2.05	0.65	(3.03)	(1.73)

Less Distributions to shareholders:
From net investment income	(0.23)	(0.20)		(0.13)	(0.10)	(0.20)	(0.23)
From net realized gain	–	–		–	–	(0.68)	(1.08)
Tax return of capital	–	–		–	–	– (a)	–

Total distributions	(0.23)	(0.20)		(0.13)	(0.10)	(0.88)	(1.31)

Paid in capital from redemption fees (b)	–	–		–	–	–	–

Net asset value, end of period	$10.18	$9.73		$9.85	$7.93	$7.38	$11.29

Total Return (c)	6.91%	0.86%		25.91%	8.71%	(26.27)%	(12.84)%
Ratios and Supplemental Data
Net assets, end of period (000)	$8,558	$7,881		$8,622	$10,223	$10,362	$18,123
Ratio of expenses to average net assets	1.95%	2.09	%(d)	2.66%	2.59%	2.28%	1.89%
Ratio of expenses to average net assets before waiver & reimbursement	2.37%	2.25%		2.66%	2.59%	2.28%	1.89%
Ratio of net investment income to average net assets	3.35%	2.51	%(d)	1.48%	1.21%	0.65%	2.08%
Ratio of net investment income to average net assets before waiver & reimbursement	2.93%	2.35%		1.48%	1.21%	0.65%	2.08%
Portfolio turnover rate	8.44%	47.08%		161.85%	129.66%	45.66%	59.66%

(a)	Distributions amounted to less than $0.005 per share.
(b)	Redemption fees resulted in less than $0.005 per share in each period.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Effective September 1, 2011, the Advisor agreed to waive fees to maintain Fund expenses at 1.95% (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses). Prior to that date, the Fund did not have an expense cap.

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2012 (Unaudited)

NOTE 1. ORGANIZATION

IMS Capital Value Fund (the “Value Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 6, 2004. The IMS Strategic Income Fund (the “Income Fund”) was organized as a non-diversified series of the Trust on June 6, 2004. The IMS Dividend Growth Fund (the “Dividend Growth Fund”) was organized as a non-diversified series of the Trust on June 6, 2004. Effective September 1, 2009, the Dividend Growth Fund adopted a diversification policy. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Value Fund was organized on July 25, 1996 and commenced operations on August 5, 1996. The Income Fund and the Dividend Growth Fund were organized on September 30, 2002 and commenced operations on November 5, 2002. The Dividend Growth Fund changed its name from the IMS Strategic Allocation Fund effective September 1, 2009. The investment objective of the Value Fund is to provide long-term growth from capital appreciation and secondarily, income from dividends and interest. The investment objective of the Income Fund is to provide current income and secondarily, capital appreciation. The investment objective of the Dividend Growth Fund is to provide long-term growth from capital appreciation and dividends. The investment advisor of each Fund is IMS Capital Management, Inc. (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency – Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reverse Convertible Notes – The Funds may invest in reverse convertible notes, which are short-term notes (i.e., with maturities of one year or less) that are linked to individual equity securities. These notes make regular interest payments by the issuer, but also have a put option attached, giving the issuer the right to exercise that option only if the price of the related security drops below a stated price.

Structured notes, such as reverse convertible notes, are subject to a number of fixed income risks including general market risk, interest rate risk, as well as the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely. In addition, as a result of imbedded derivative features in these securities, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2012 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the six months ended December 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the six months ended December 31, 2012, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2008.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – Each Fund follows industry practice and records security transactions on the trade date. The first in, first out method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITS) and distributions from limited partnerships is recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Funds estimate the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified in the components of net assets upon receipt of K-1’s. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. For bonds that miss a scheduled interest payment, after the grace period, all interest accrued on the bond is written off and no additional interest will be accrued. However, for illiquid bonds or those bonds fair valued by the Advisor, if the Advisor’s research indicates a high recovery rate in restructuring, and the Fund expects to hold the bond until the issue is restructured, past due interest may not be written off in its entirety. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Purchasing Options – Each Fund may purchase and sell put and call options involving individual securities and market indexes. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. Options are traded on organized exchanges and in the over-the-counter market.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2012 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

The purchase of options involves certain risks. The purchase of options typically will limit a Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in a Fund losing a greater percentage of its investment than if the transaction were effected directly.

Writing Options – Each Fund may write (sell) covered call options on common stocks in the Fund’s portfolio. A covered call option on a security is an agreement to sell a particular portfolio security if the option is exercised at a specified price, or before a set date. A Fund profits from the sale of the option, but gives up the opportunity to profit from any increase in the price of the stock above the option price, and may incur a loss if the stock price falls. Risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. When a Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. The Funds will only engage in exchange-traded options transactions.

Each Fund may write (sell) put options, including “out of the money” put options. When a Fund writes (sells) put options, the Fund receives the option premium, but will lose money if a decrease in the value of the security or index causes the Fund’s costs to cover its obligations upon exercise to increase to a level that is higher than the option premium the Fund received. Each Fund will sell a put option only if the obligation taken on by the sale of the put is “covered,” either 1) by maintaining a cash reserve or an investment in a money market fund equal to the amount necessary to purchase the underlying security if exercised, 2) by owning another put option with the same or a later expiration date and the same or a higher strike price, or 3) by owning another put option with the same or a later expiration date and a lower strike price in addition to cash equal to the difference between the strike price of the sold put and the strike price of the purchased put.

Dividends and Distributions – The Income Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a monthly basis. The Value Fund and Dividend Growth Fund intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis. Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a orderly transaction to an independent buyer in the principal or most advantageous market of the investment. U.S. Generally Accepted Accounting Principles (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2012 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock, real estate investment trusts, and preferred securities, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by a Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities. The Advisor has used inputs such as the financial condition of underlying issuers, anticipated restructuring settlements, and expected liquidation proceeds in determining the fair value of such Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2012 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Fixed income securities such as corporate bonds, municipal bonds, reverse convertible bonds, and foreign bonds denominated in U.S. dollars, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

The Advisor has used inputs such as evaluated broker quotes in inactive markets, actual trade prices in inactive markets, present value of expected future cash flows, terms of expected bond restructurings, multiples of earnings, and yields on similar securities in determining the fair value of such Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

The Pricing Committee of the Board is charged with monitoring the fair valuation policies of the Trust. Huntington Asset Services, Inc. (the Trust’s service provider) has established the Valuation Review Committee (“VRC”) to assist in monitoring all securities that are manually priced. After deciding that a security should be priced using unobservable inputs, the Advisor is required to complete a worksheet that indicates a) the reason for pricing the security using unobservable inputs and b) the fair valuation methods and justification for using them. The VRC will analyze the Advisor’s reasons for using unobservable inputs and also analyze the methods used for reasonableness. The VRC generally meets on a weekly basis to review any new manually priced securities as well as to confirm that existing fair valuation methods continue to be valid and reasonable. On a quarterly basis, the Pricing Committee of the Board reviews reports of securities that were manually priced during the quarter

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2012 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

and the Advisor’s fair valuation worksheets. Based on its review, the Pricing Committee determines whether to ratify fair value pricing methodologies.

The following is a summary of the inputs used to value the Value Fund’s investments as of December 31, 2012:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$34,603,093	$–	$–	$34,603,093
Real Estate Investment Trusts	625,950	–	–	625,950
Money Market Securities	1,134,598	–	–	1,134,598
Total	$36,363,641	$–	$–	$36,363,641

* Refer to the Schedule of Investments for industry classifications.

The Value Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Value Fund did not hold any derivative instruments during the reporting period. During the fiscal year ended June 30, 2012, there were no transfers between levels. The Value Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

The following is a summary of the inputs used to value the Income Fund’s investments as of December 31, 2012:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$7,310,852	$–	$–	$7,310,852
Real Estate Investment Trusts	516,672	–	–	516,672
Preferred Securities	1,774,991	–	22,050	1,797,041
Corporate Bonds	–	12,683,365	2,632,894	15,316,259
Reverse Convertible Bonds	–	1,656,875	–	1,656,875
U.S. Municipal Bonds	–	932,615	–	932,615
Foreign Bonds	–	8,079,635	–	8,079,635
Money Market Securities	849,647	–	–	849,647
Total	$10,452,162	$23,352,490	$2,654,944	$36,459,596

* Refer to the Schedule of Investments for industry classifications.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2012 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Income Fund:

	Balance as of June 30, 2012	Realized gain (loss)	Amortization	Change in unrealized appreciation (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2012
Preferred Securities	22,050	–	–	–	–	–	–	–	22,050
Corporate Bonds	2,668,240	–	–	(35,346)	–	–	–	–	2,632,894
Total	$2,690,290	$–	$–	$(35,346)	$–	$–	$–	$–	$2,654,944

The following is a quantitative summary of the techniques and inputs used to fair value the Level 3 securities as of December 31, 2012:

	Quantitative information about Level 3 fair value measurements
	Fair value at 12/31/2012	Valuation technique(s)	Unobservable input	Range
Preferred Securities	$22,050	Market comparable companies	EBITDA multiple	7.9

Corporate bonds	$2,632,894	Discounted market	discounted for time since last trade	9%
		Discounted cash flow	discount rate number of payments frequency of payments	11.1% – 14.4% (13.9%) 31 quarterly

The significant unobservable input used in the fair value measurement of the Income Fund’s common stock and preferred securities is the EBITDA multiple. A significant increase in this input in isolation would result in a significantly higher fair valuation measurement; a significant decrease in this input in isolation would result in a significantly lower fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Income Fund’s corporate bonds are the discount for time since the last trade, and the discount rate, the number of payments, and the frequency of the payments inherent in the discounted cash flow models used. As the discount rate for time since last trade increases or decreases, the fair valuation measurement will move in a directionally-opposite direction. As it relates to those securities fair valued using cash flow models, a significant increase or decrease in the discount rate used will result in a directionally-opposite change in fair value measurement; a significant increase or decrease in the frequency of payments will result in a directionally-similar move in fair value measurement; whereas a significant increase or decrease in the number of payments would result in a directionally-opposite move in fair value measurement.

The total change in unrealized appreciation (depreciation) attributable to Level 3 investments still held at December 31, 2012 was ($35,346) as shown below.

Total Change in Unrealized Appreciation (Depreciation)
Corporate Bonds	(35,346)
Total	$(35,346)

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2012 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The Income Fund did not hold any derivative instruments during the six months ended December 31, 2012. The Fund had no transfers between any levels at any time during the reporting period. The Income Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

The following is a summary of the inputs used to value the Dividend Growth Fund’s investments as of December 31, 2012:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$8,487,794	$–	$–	$8,487,794
Money Market Securities	73,370	–	–	73,370
Total	$8,561,164	$–	$–	$8,561,164

* Refer to the Schedule of Investments for industry classifications.

	Valuation Inputs
Liabilities	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Options Contracts	$(530)	$–	$–	$(530)
Total	$(530)	$–	$–	$(530)

The Dividend Growth Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the six months ended December 31, 2012, there were no transfers between levels. The Dividend Growth Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period. See Note 4 for information related to the Fund’s investment in derivative transactions.

NOTE 4. DERIVATIVE TRANSACTIONS

Call options written are presented separately on the Statement of Assets and Liabilities as a liability at fair value and on the Statement of Operations under change in unrealized appreciation (depreciation) on options contracts, respectively. There were no realized gains or losses on written call options during the six months ended December 31, 2012.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2012 (Unaudited)

NOTE 4. DERIVATIVE TRANSACTIONS – continued

Please see the charts below for information regarding call options written for the Dividend Growth Fund.

Derivatives	Location of Derivatives on Statements of Assets & Liabilities
Written Call Options	Written call options at fair value	$530

Derivatives	Location of Gain (Loss) on Statements of Operations	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk: Written Call Options	Change in unrealized gain (loss) on investment securities	$3,446

Transactions in written options by the Dividend Growth Fund during the six months ended December 31, 2012, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at June 30, 2012	53	$12,400
Options written	–	–

Options outstanding at December 31, 2012	53	$12,400

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Effective September 1, 2011, the Advisor contractually has agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses) for the Dividend Growth Fund do not exceed 2.25% of the Fund’s average daily net assets through October 31, 2013, subject to the advisor’s right to recoup payments on a rolling three-year basis, so long as the payment would not exceed the 1.95% expense cap. This expense cap may not be terminated prior to October 31, 2013 except by the Board of Trustees.

Effective November 1, 2012, the Advisor contractually has agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses) for the Income Fund do not exceed 2.02% of the Fund’s average daily net assets through October 31, 2013, subject to the advisor’s right to recoup payments on a rolling three-year basis, so long as the payment would not exceed the 1.89% expense cap. This expense cap may not be terminated prior to October 31, 2013 except by the Board of Trustees.

Under the terms of the respective management agreements (the “Agreements”), the Advisor manages each Fund’s investments subject to approval of the Board. As compensation for its management services, the Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly. Please see the chart below

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2012 (Unaudited)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

for information regarding the management fee rates, management fees earned, fee waivers, and expenses reimbursed during the six months ended December 31, 2012, as well as amounts due to the Advisor at December 31, 2012.

	Value Fund	Income Fund	Dividend Growth Fund
Management fee (as a percent of average net assets)	1.21%	1.26%	1.26%
Expense limitation (as a percent of average net assets)	N/A	1.89%	1.95%
Management fees earned	$235,372	$222,082	$53,473
Fees waived and expenses reimbursed	$–	$9,801	$17,734
Payable to Advisor	$37,903	$33,885	$5,909

For the period ended December 31, 2012, the Advisor waived fees and reimbursed expenses of $9,801 and $17,734 for the Income Fund and Dividend Growth Fund, respectively. Each waiver or reimbursement by the Advisor with respect to a Fund may be subject to potential recoupment by the Advisor through June 30, 2016.

Fund	Amount	Expires June 30,
Dividend Growth Fund	$13,191	2015

Each Fund retains Huntington Asset Services, Inc. (“Huntington”) to manage the Fund’s business affairs and provide the Fund with fund accounting, transfer agency, and administrative services, including all regulatory reporting and necessary office equipment and personnel. Certain officers of the Trust are members of management and/or employees of Huntington. Huntington operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian.

Please see the chart below for information regarding the fees earned by Huntington and the Custodian during the six months ended December 31, 2012 and the amounts due to Huntington and the Custodian at December 31, 2012.

	Value Fund	Income Fund	Dividend Growth Fund
Administration expenses	$76,182	$61,380	$10,544
Reimbursement of Transfer agent expenses	$23,975	$11,419	$13,442
Custodian expenses	$5,163	$12,068	$1,742
Payable to Huntington	$15,511	$10,319	$1,767
Payable to Custodian	$1,774	$4,483	$584

Foreside Distribution Services, LP (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds for the six months ended December 31, 2012.

NOTE 6. LINE OF CREDIT

During the six months ended December 31, 2012, the IMS Funds each respectively entered into an agreement with The Huntington National Bank, the custodian of the Funds’ investments, to open secured lines of credit, all expiring on March 5, 2013; borrowings under these arrangements bear interest at LIBOR plus 1.500%. As of

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2012 (Unaudited)

NOTE 6. LINE OF CREDIT – continued

December 31, 2012, the Funds were paying 1.741% per year on outstanding balances. The Value Fund has a $1,000,000 bank line of credit and, as of the six months ended December 31, 2012, the average borrowings and interest rate under the line of credit were $105,832 and 1.723%, respectively. The highest outstanding balance drawn by the Value Fund during the period was $1,000,000 at an interest rate of 1.719% per annum. The Strategic Income Fund has a $1,000,000 bank line of credit and, as of the six months ended December 31, 2012, the average borrowings and interest rate under the line of credit were 132,880 and 1.723%, respectively. The highest outstanding balance drawn by the Strategic Income Fund during the period was $1,000,000 at an interest rate of 1.709% per annum. The Dividend Growth Fund has a $500,000 bank line of credit and, as of the six months ended December 31, 2012, the average borrowings and interest rate under the line of credit were $13,147 and 1.723%, respectively. The highest outstanding balance drawn by the Dividend Growth Fund during the period was $230,000 at an interest rate of 1.747% per annum.

NOTE 7. INVESTMENTS

For the six months ended December 31, 2012, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

	Value Fund	Income Fund	Dividend Growth Fund
Purchases
U.S. Government Obligations	$–	$–	$–
Other	35,162,951	55,025,717	789,097
Sales
U.S. Government Obligations	$–	$–	$–
Other	35,464,883	52,268,332	512,552

As of December 31, 2012 the net unrealized appreciation (depreciation) of investments, including written options, for tax purposes was as follows:

	Value Fund	Income Fund	Dividend Growth Fund
Gross Appreciation	$3,458,381	$913,229	$973,451
Gross (Depreciation)	(940,750)	(7,028,597)	(714,029)

Net Appreciation (Depreciation) on Investments	$2,517,631	$(6,115,368)	$259,422

Tax Cost	$33,846,010	$42,574,964	$8,301,742

NOTE 8. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2012 (Unaudited)

NOTE 9. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2012, National Financial Securities Corp. (“National Financial”) held, for the benefit of its customers, 32.61% of the Value Fund and 31.66% of the Dividend Growth Fund. As a result, National Financial may be deemed to control the Value Fund and Dividend Growth Fund. As of December 31, 2012, TD Ameritrade, Inc. (“Ameritrade”) held, for the benefit of its customers, 41.74% of the Dividend Growth Fund and 36.11% of the Income Fund. As a result, Ameritrade may be deemed to control the Dividend Growth and Income Funds.

NOTE 10. DISTRIBUTIONS TO SHAREHOLDERS

Value Fund. For the six months ended December 31, 2012, the Capital Value Fund did not pay a distribution.

The tax characterization of distributions for the fiscal years ended June 30, 2012 and 2011 was as follows:

Distributions paid from:	2012	2011
Ordinary Income	$–	$–

	$–	$–

Income Fund. For the six months ended December 31, 2012, the Income Fund paid monthly distributions totaling $0.290 per share.

The tax characterization of distributions for fiscal years ended June 30, 2012 and 2011 was as follows:

Distributions paid from:	2012	2011
Ordinary Income	$3,282,175	$3,601,569
Return of Capital	50,649	189,312

	$3,332,824	$3,790,881

Dividend Growth Fund. For the six months ended December 31, 2012, the Dividend Growth Fund paid quarterly income distributions totaling $0.230 per share.

The tax characterization of distributions for the fiscal years ended June 30, 2012 and 2011 was as follows:

Distributions paid from:	2012	2011
Ordinary Income	$171,284	$125,874

	$171,284	$125,874

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2012 (Unaudited)

NOTE 10. DISTRIBUTIONS TO SHAREHOLDERS – continued

As of June 30, 2012, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Value Fund	Income Fund	Dividend Growth Fund
Undistributed ordinary income	$–	$–	$50,245
Accumulated capital and other losses	(11,225,322)	(38,381,693)	(3,068,563)
Net unrealized appreciation (depreciation)	(1,255,204)	(7,067,549)	(134,822)

	$(12,480,526)	$(45,449,242)	$(3,153,140)

As of June 30, 2012, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales in the amount of $119,477, $25,638, and $17,337 for the Value Fund, Income Fund, and Dividend Growth Fund, respectively. The Dividend Growth Fund has a temporary book-tax difference from Passive Foreign Investment Companies in the amount of $45,540.

Under current law, capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes.

As of June 30, 2012, Accumulated capital and other losses consist of:

	Capital Loss Carryforwards	Post-October Capital Losses	Late Year Ordinary Losses
Value Fund	$9,924,467	$1,169,335	$131,520
Income Fund	38,381,693	–	–
Dividend Growth Fund	3,068,563	–	–

NOTE 11. CAPITAL LOSS CARRYFORWARDS

At June 30, 2012, for federal income tax purposes, the Funds have capital loss carryforwards, in the following amounts:

	Value Fund	Income Fund	Dividend Growth Fund
No expiration – short term	$5,551	$2,869,126	$–
Expires on June 30, 2016	–	1,678,970	–
Expires on June 30, 2017	–	7,045,965	–
Expires on June 30, 2018	9,918,916	24,109,306	3,068,563
Expires on June 30, 2019	–	2,678,326	–

	9,924,467	38,381,693	3,068,563

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders. Non-expiring carryforwards will be utilized prior to the utilization of carryforwards with expiration dates.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2012 (Unaudited)

NOTE 12. RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Income Fund’s restricted securities are valued at the price provided by pricing service or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s Advisor or pursuant to the Fund’s fair value policy. The Income Fund has acquired securities, the sale of which is restricted under Rule 144A of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

At December 31, 2012, the aggregate value of such securities amounted to $8,872,931 and value amounts to 23.89% of the net assets of the Income Fund.

	Acquisition Date		Shares or Principal Amount	Amortized Cost	Fair Value
Bridgemill Finance, LLC, 8.000%, 7/15/2017	7/12/2007		$1,200,000	$1,200,000	$792,000
Cash Store Financial Services, 11.500%, 01/31/2017	5/21/2012	(a)	$1,289,000	1,136,807	965,617
Ceagro Agricola Ltd., 10.750%, 5/16/2016	2/2/2011		$800,000	784,668	784,960
Chukchanski Economic Development Authority, 9.750%, 05/30/2020	4/25/2011	(b)	$1,227,056	1,163,516	739,660
Credit Agricole SA, 8.375%, call date 10/13/2019	9/16/2010	(c)	$1,200,000	1,245,943	1,278,000
Eurofresh Holding Co., Inc., – preferred stock – Series A, 10.000%	7/20/2007	(d)	147	2,394,416	22,050
Eurofresh Holding Co., Inc. – common stock	7/20/2007	(d)	14,706	119,770	–
Molycorp, Inc., 10.000%, 06/01/2020	9/25/2012		$750,000	753,566	701,250
Newland International Properties Corp., 9.500%, 11/15/2014	6/3/2011		$700,000	655,956	430,500
O&G Leasing, LLC, 10.500%, 9/15/2013	4/4/2007	(e)	$1,530,000	1,512,436	1,116,900
Plaza Orlando Condo Association, Inc., 5.500%, 5/15/2031	8/30/2006		$252,000	252,000	136,080
Provincia de Buenos Aires, 9.625%, 4/18/2028	11/12/2010		$1,000,000	868,496	642,500
Thornton Drilling Co., 5.000%, 06/15/2018	12/7/2011		$716,968	773,421	587,914
UPM-KYMME Corp., 7.450%, 11/26/2027	3/24/2010		$700,000	589,443	675,500

				$13,450,438	$8,872,931

(a)	Purchased on various dates beginning 5/21/2012.
(b)	Purchased on various dates beginning 4/25/2011.
(c)	Purchased on various dates beginning 9/17/2010.
(d)	Purchased on various dates beginning 7/20/2007.
(e)	Purchased on various dates beginning 4/04/2007.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (800) 934-5550 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Kenneth G.Y. Grant

Nancy V. Kelly, Interested

OFFICERS

John C. Swhear, Senior Vice President & Interim President

Robert W. Silva, Chief Financial Officer and Treasurer

Lynn E. Wood, Chief Compliance Officer

Tara Pierson, Secretary

INVESTMENT ADVISOR

IMS Capital Management, Inc.

8995 S.E. Otty Road

Portland, OR 97086

DISTRIBUTOR

Foreside Distribution Services, LP

690 Taylor Rd. Ste. 150

Gahanna, OH 43230

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE

INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics. NOT APPLICABLE – disclosed with annual report

Item 3. Audit Committee Financial Expert. NOT APPLICABLE-disclosed with annual report

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE – disclosed with annual report

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of March 1, 2013, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not Applicable – filed with annual report

(a)(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.
(a)(3)	Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Unified Series Trust

By	/s/ John C. Swhear
John C. Swhear, Interim President

Date	03/01/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ John C. Swhear
John C. Swhear, Interim President

Date	03/01/2013

By	/s/ Robert W. Silva
Robert W. Silva, Treasurer

Date	03/01/2013